united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-24029

Align Alternative Access Fund
(Exact name of registrant as specified in charter)

35 West Broad Street, Suite 100 Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street
Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:	888-765-8180

Date of fiscal year end:	3/31

Date of reporting period:	3/31/26

Item 1. Reports to Stockholders.

(a)       Long Form Financial Statements

ALIGN ALTERNATIVE ACCESS FUND
Annual Report
March 31, 2026

Managed By:
Sovereign Financial Group, Inc.
35 West Broad Street
Suite 100
Stamford, CT 06902
(888)-765-8180
www.alignaltaccess.com

ALIGN ALTERNATIVE ACCESS FUND

Class I Shares (ALTIX)

Shareholder Letter

For the period from inception (June 2, 2025) through March 31, 2026

Unaudited

Dear Fellow Shareholder,

It is my privilege to write you this inaugural annual letter on behalf of the Align Alternative Access Fund (the “Fund”). When we set out to build this Fund, the goal was straightforward in concept and ambitious in practice: to provide our shareholders with tactical exposure to a diversified set of alternative strategies (private equity, private credit, private infrastructure, private real estate, and options strategies) through a single, registered, 1099-reporting closed-end vehicle. The first ten months of operations have been about turning that concept into a working portfolio. This letter recaps how the period unfolded, where we stand today, and how we are positioned for what comes next.

Inaugural Period at a Glance

At the close of the period on March 31, 2026, the Fund managed $18,410,883 in net assets. The portfolio comprised sixteen institutional underlying-fund positions across five alternative investment sleeves.

The Fund delivered a since-inception total return of +3.52% net of fees and expenses, with positive returns in every measurement period reported. This included the first quarter of 2026, when a sharp equity market drawdown produced negative returns for the S&P 500 across one-, three-, and six-month windows.

Operationally, we accomplished what we set out to do. The portfolio was built, capital was deployed across all five target sleeves, and manager relationships were established. The Fund’s service-provider infrastructure performed as designed throughout the period: Ultimus Fund Solutions (administration and transfer agency), Foreside Financial Services (distribution), Fifth Third Bank (custody), and Cohen & Company (audit). Shareholders receive Form 1099 tax reporting consistent with the Fund’s registered structure, rather than the K-1s typically associated with direct private-fund investments.

Performance Review

The table below summarizes Fund performance through March 31, 2026, alongside the S&P 500 Total Return Index for context. We include the equity index not because the Fund is benchmarked to it, but because shareholders quite reasonably ask how a multi-sleeve alternatives portfolio behaves relative to the broad equity market across different conditions.

Period	1 Month	3 Months	6 Months	Since Inception (June 2, 2025)
Align Alternative Access Fund (ALTIX) — Class I	+0.22%	+0.92%	+1.49%	+3.52%
S&P 500 Index (Total Return)	-4.98%	-4.33%	-1.79%	+11.11%

Source: Fund records, pricing date 3/31/2026. Performance is net of fees and expenses. The Fund has been operational for less than one year, so all figures are unannualized cumulative returns. Past performance is not indicative of future results.

Reading the Numbers

The inaugural period gave shareholders a meaningful test of the Fund’s design — a strong equity rally through January 2026 followed by a sharp pullback in the first quarter of 2026. Across all four reported measurement periods, the Fund delivered positive total returns. The S&P 500, by contrast, posted negative returns over the most recent one, three, and six-month windows.

The reduced-correlation character we underwrote when we built this Fund is the central feature of the story. In March 2026, when the S&P 500 declined 4.98%, the Fund advanced 0.22% — a 520 basis point spread in a single month. Over the most recent quarter, the Fund returned +0.92% against the index’s -4.33%. And over the most recent six months — a window that includes both the rally and the pullback — the Fund returned +1.49% against the index’s -1.79%. We are mindful that ten months is a short observation window and we do not over-claim from it, but these data points are consistent in shape with what a diversified alternatives portfolio should produce when public equities encounter volatility.

The since-inception comparison still shows the Fund trailing the index (+3.52% vs. +11.11%). Most of that gap reflects the cumulative benefit the S&P 500 retains from the strong run of mid-2025 through January 2026. We are comfortable trailing the index in periods like that, in exchange for what the Fund delivered to shareholders in periods like the past three months.

We also want to be clear about what the 3.52% figure does and does not represent. The Fund spent the inaugural period moving capital from cash into its target alternatives portfolio on a dollar-cost-averaged basis, consistent with the deployment approach described in the prospectus. During those early months, a meaningful portion of Fund assets sat in cash and money-market instruments while allocations to our underlying managers were being worked through. That cash drag is the principal reason the inaugural-period return understates the earnings potential of the portfolio as it stands today.

The underlying vehicles in our portfolio are predominantly perpetual, NAV-priced funds rather than traditional closed-end drawdown structures, which means each underlying position contributed to Fund performance at its full economic potential as capital reached it. With the Fund now substantially deployed across all five sleeves, going-forward returns should more closely track the underlying economics of the assembled positions.

Market Environment

The inaugural period saw three dynamics that influenced portfolio behavior:

●	Equity markets shifted from broad strength to a sharp first-quarter pullback. Mega-cap technology drove through January 2026 before the index gave back meaningful ground in the first quarter of 2026, reinforcing the case for hedged, reduced-correlation exposures rather than concentrated long-only equity beta.

●	Resilient private credit spreads. Senior secured direct lending continued to deliver attractive all-in yields against a stable default backdrop, validating our decision to build a diversified, multi-manager private credit sleeve rather than concentrate in a single platform.

●	Private Equity / Private infrastructure steady. Private infrastructure delivered steady cash yields supported by inflation-linked revenue contracts, and we added meaningfully to the sleeve during the period.

●	Hedged Equity. The hedged nature of the equity sleeve capped participation during the strong public-equity advance. Hedging strategies, by definition, exchange a portion of upside in rising markets for downside protection in falling ones. During the mid-2025 through January 2026 rally, that trade-off worked against the sleeve on a relative basis. The same structural feature is what allowed the sleeve to deliver positive returns in March when the S&P 500 declined nearly 5%. This dynamic is inherent to the strategy and accounts for a meaningful portion of the since-inception performance differential relative to the equity index.

Portfolio Composition & Positioning

The Fund is structured around five sleeves designed to work together: an Advisor-managed hedged equity and options sleeve; private credit for current income and senior-secured exposure; private equity for long-term capital appreciation; private infrastructure for inflation-sensitive cash yield; and private real estate for stabilized open-end real estate exposure. The period-end allocation is shown below.

Sleeve	NAV ($)	% of Fund	# of Underlying Positions
Hedged Equity & Options (Advisor- managed)	8,811,563	47%	Direct portfolio
Private Infrastructure	4,213,659	23%	2
Private Credit	2,725,397	15%	9

Sleeve	NAV ($)	% of Fund	# of Underlying Positions
Other Private Equity	2,390,558	13%	3
Private Real Estate	447,508	2%	2
Total Investments (Long and Short)	18,588,685	100.0%	16 + Advisor-managed book

A core principle of the Fund’s design is direct, institutionally-priced access to underlying managers wherever practicable. We have actively pursued allocation arrangements that allow shareholders to capture the economic benefits of bypassing intermediary feeder platforms, with savings flowing back to the Fund. We will continue to refine these arrangements consistent with the Fund’s policies and 1940 Act obligations.

Underlying Manager Roster

We are deliberate about the institutional pedigree and complementarity of our underlying managers. The roster as of period-end:

Sleeve	Underlying Managers / Vehicles
Private Credit	Monroe Capital Income Plus; HPS Corporate Lending Fund; Golub Capital Private Credit Fund; Blue Owl Credit Income Corp (OCIC); Blackstone Private Credit Fund (BCRED); Ares Strategic Income Fund; Apollo Asset- Backed Credit (ABC); KKR FS Income Trust; John Hancock / Marathon Asset-Based Lending Fund
Private Equity	Carlyle AlpInvest Private Markets Fund (CAPM); Partners Group Private Equity (Master Fund); Apollo Aligned Alternatives (AAA)
Private Infrastructure	StepStone Private Infrastructure Fund; Hamilton Lane Private Infrastructure Fund (HLPIF)
Private Real Estate	Blackstone Real Estate Income Trust (BREIT); Hines Global Income Trust
Hedged Equity & Options	Diversified hedged-equity book (long equity with options-overlay strategies including covered calls, cash-secured puts, and iron-condors) managed directly by the Advisor

Sleeve Commentary

Hedged Equity & Options (47% of Fund). The Advisor-managed sleeve provides public-market equity participation paired with a disciplined options overlay (covered calls, cash-secured puts, and similar structures, consistent with the Fund’s prospectus). The options overlay is structured to contribute to both total return and the Fund’s overall reduced-correlation profile. We sized this sleeve thoughtfully for the inaugural period; we expect its weight to moderate as the private sleeves continue to fund and season.

Private Infrastructure (23% of Fund). StepStone and Hamilton Lane provide diversified private infrastructure exposure with current cash yield and inflation-linked revenue characteristics. Infrastructure was the largest source of new commitments during the period and is the Fund’s principal source of inflation-sensitive income.

Private Credit (15% of Fund). Private credit is a vast and varied market, and the Fund’s private credit sleeve is constructed to capture that breadth rather than concentrate in any single sub - strategy. Nine underlying positions provide exposure across senior-secured direct lending in the middle market (Monroe, Golub) and the upper-middle market / large cap (HPS, Blue Owl, Blackstone), diversified opportunistic credit (Ares, KKR), and asset-backed credit (Apollo ABC, Marathon via John Hancock). The asset-backed component, in particular, is secured by specific underlying collateral such as receivables, equipment, and similar assets, and has historically exhibited lower volatility than cash-flow-based direct lending. Diversifying across managers and sub-strategies allows the Fund to access multiple return drivers within private credit while mitigating single-platform concentration risk.

Private Equity (13% of Fund). Carlyle, Partners Group, and Apollo Aligned Alternatives anchor the sleeve. Each is a perpetual private-markets vehicle that prices at NAV and contributed to Fund performance as capital reached it. We diversified across managers to access different sourcing networks within buyouts, growth capital, and special situations.

Private Real Estate (2% of Fund). BREIT and Hines Global Income Trust provide stabilized open-end real estate exposure. We intentionally sized this sleeve modestly during the inaugural period as the asset class continues to absorb the cap-rate adjustment that began in 2023; we will look to add selectively as valuations stabilize.

Looking Ahead

We plan to continue the patient build-out of the private sleeves. Our priorities for the year ahead include deepening relationships with our existing underlying managers, evaluating selective additions where they meaningfully diversify exposure, and continuing to negotiate cost-efficient allocation structures so that more of every basis point earned in the underlying portfolio reaches our shareholders.

We will maintain our discipline on three things in particular: we will not chase performance into vehicles whose risk profile we have not underwritten; we will not over-promise returns in periods, like the strong public-equity run that preceded this past quarter; and we will continue to be transparent with you about both the strengths and the limitations of what an alternatives-focused fund-of-funds can and cannot deliver.

Closing

Thank you for your continued oversight, guidance, and support during the Fund’s inaugural year. The Fund’s structure (registered, 1099-reporting, perpetual-term, and built around a curated roster of institutional managers) was intentionally designed to provide shareholders with operationally efficient access to institutional alternative investments within a regulated framework.

As we move forward, our focus remains on disciplined portfolio construction, prudent risk management, thoughtful capital deployment, and maintaining the operational and compliance standards appropriate for a registered investment company. We appreciate the Board’s engagement and partnership as we continue to build and refine the Fund over the long term.

Should you have any questions regarding the Fund, portfolio positioning, operations, or any matters discussed in this letter, we would welcome the opportunity to discuss them further. We look forward to updating the Board again at the close of the next reporting period.

Respectfully,

Charles “Chuck” Failla, CFP®

Portfolio Manager, Align Alternative Access Fund

Founder & Chief Executive Officer, Sovereign Financial Group, Inc. (Investment Advisor)

Important Disclosures & Risk Factors

About this letter. This shareholder letter is provided for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any security. An offer or solicitation may be made only by the current Prospectus and Statement of Additional Information of the Fund, which contain important information about investment objectives, strategies, fees, risks, and other matters that should be read carefully before investing. Information in this letter is as of March 31, 2026, unless otherwise stated, and is subject to change without notice.

Performance disclosure. Performance data quoted represents past performance. Past performance is not indicative, and is not a guarantee, of future results. Investment return and principal value will fluctuate, and shares, when repurchased, may be worth more or less than their original cost. Returns reflect the reinvestment of dividends and capital gains distributions, if any, and are net of all Fund-level fees and expenses. The Fund has been operational for less than one year, and all returns shown are unannualized cumulative figures. The Fund offers a single share class (Class I).

Benchmark comparisons. The S&P 500 Total Return Index is shown for regulatory purposes only. The Fund is not managed against the S&P 500, holds materially different and more diversified assets, employs hedging strategies, and is subject to fees and expenses that do not apply to an unmanaged index. Indices are unmanaged, do not reflect fees or expenses, and cannot be invested in directly.

Forward-looking statements. This letter contains forward-looking statements regarding the Fund’s strategy, portfolio positioning, and outlook. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. The Fund undertakes no obligation to update such statements.

Principal risks. The Fund is a continuously offered, non-diversified, closed-end management investment company operated as a tender offer fund. It does not list its shares on a securities exchange, no secondary market exists or is expected to develop, and shareholders should not expect to be able to sell their shares regardless of how the Fund performs. Limited liquidity is provided through periodic, discretionary tender offers conducted at the discretion of the Board, which the Fund targets quarterly at up to 5% of outstanding shares but is not obligated to make in any given period. The Fund is a fund-of-funds and is subject to underlying-fund expenses in addition to its own. The Fund’s investments include illiquid and privately-held securities for which fair-value determinations are made in good faith and which may differ materially from values that would be realized upon sale. Other principal risks include private fund risk, manager and key-personnel risk, valuation risk, leverage risk at the underlying-fund level, sector and concentration risk, interest rate and credit risk in the private credit sleeve, real estate and REIT risk, options risk, conflicts of interest risk, and equity market risk. A complete discussion of risks is set forth in the Fund’s Prospectus.

Investor eligibility. The Fund’s shares are sold only to “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933. Class I shares are subject to a $50,000 minimum initial investment and a $1,000 minimum subsequent investment, in each case subject to the Fund’s and the Advisor’s discretion to waive.

Service providers. The Fund is advised by Sovereign Financial Group, Inc.; administered, sub-accounted, and transfer-agented by Ultimus Fund Solutions, LLC; distributed by Foreside Financial Services, LLC (member FINRA); custodied by Fifth Third Bank, N.A.; audited by Cohen & Company, Ltd.; and represented by Squire Patton Boggs (US) LLP as legal counsel. The Fund issues IRS Form 1099 to shareholders.

Sources. Fund net assets, NAV, and performance figures are from Fund records as of the pricing date of March 31, 2026. Underlying portfolio holdings are from the Fund’s transactional NAV breakdown as of March 31, 2026. Index performance is sourced from S&P Dow Jones Indices.

ALIGN ALTERNATIVE ACCESS FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2026

The Fund’s performance figures* for the period ended March 31, 2026, as compared to its benchmarks:

Since Inception (a)
Align Alternative Access Fund - Class I	3.52%
S&P 500 Total Return Index (b)	11.11%

Comparison of the Change in Value of a $50,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 8, 2025, as supplemented December 12, 2025 and February 23, 2026 are 2.55%, for the Class I shares. For performance information current to the most recent month-end, please call 1-888-765-8180.

(a)	Inception date for Class I is June 2, 2025.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States.

Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Funds’ returns, the Index returns do not reflect any fees or expenses.

Portfolio Composition as of March 31, 2026
Holdings by Asset Type	% of Net Assets
Private Investment Funds	53.1%
Exchange Traded Funds	7.8%
Short-Term Investments	40.7%
Put Options Written	(0.6)%
Liabilities in Excess of Other Assets	(1.0)%
100.0%

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

ALIGN ALTERNATIVE ACCESS FUND
SCHEDULE OF INVESTMENTS
March 31, 2026

					Unrealized
					Appreciation /
					(Depreciation)
				% of Net	from
Investments	Shares	Cost	Fair Value	Assets	Investments
EXCHANGE TRADED FUNDS - 7.8%
ALTERNATIVE - 0.9%
ProShares Bitcoin ETF	17,500	$276,924	$162,925	0.9%	$(113,999)

COMMODITY - 0.1%
iShares Silver Trust	300	27,104	20,442	0.1%	(6,662)

FIXED INCOME - 6.8%
iShares 20+ Year Treasury Bond ETF	100	8,950	8,669	0.0%	(281)
WisdomTree Floating Rate Treasury Fund (a)	24,758	1,248,041	1,246,318	6.8%	(1,723)
TOTAL EXCHANGE TRADED FUNDS		$1,561,019	$1,438,354	7.8%	$(122,665)

PRIVATE INVESTMENT FUNDS - 53.1% (b)
Apollo Aligned Alternatives, LP. Class I (c)	16,640	$550,000	$584,470	3.2%	$34,470
Apollo Asset Backed Credit Co. Class I	3,903	100,000	99,537	0.5%	(463)
Ares Strategic Income Fund Class I	11,996	330,000	322,083	1.7%	(7,917)
Blackstone Private Credit Fund Class I	13,111	330,000	317,151	1.7%	(12,849)
Blackstone Real Estate Income Trust, Inc. Class I	15,946	220,000	227,284	1.2%	7,284
Blue Owl Credit Income Corp. Class I	34,921	330,000	318,127	1.7%	(11,873)
Carlyle AlpInvest Private Markets Fund Class I	63,369	970,000	1,021,502	5.5%	51,502
Golub Capital Private Credit Fund Class I	13,100	330,000	316,245	1.7%	(13,755)
Hamilton Lane Private Infrastructure Fund Class Y	74,418	1,100,000	1,116,671	6.1%	16,671
Hines Global Income Trust Class I	22,426	220,000	220,224	1.2%	224
HPS Corporate Lending Fund Class I	13,085	330,000	324,373	1.8%	(5,627)
John Hancock Marathon Asset-Based Lending Fund Class I	8,096	165,000	161,519	0.9%	(3,481)
KKR FS Income Trust Class I	3,369	100,000	98,551	0.6%	(1,449)
Monroe Capital Income Plus Class I	78,508	800,000	767,812	4.2%	(32,188)
Partners Group Private Equity (Master Fund), LLC Class I	353,289	800,000	784,585	4.3%	(15,415)
Stepstone Infrastructure Fund Class I	203,214	3,000,000	3,096,988	16.8%	96,988
TOTAL PRIVATE FUNDS		$9,675,000	$9,777,122	53.1%	$102,122

SHORT-TERM INVESTMENTS - 40.7%
MONEY MARKET FUNDS - 40.7%
Federated Government Obligations Fund, Institutional Class, 3.53% (a)(d)	7,492,205	7,492,205	7,492,205	40.7%	—
TOTAL SHORT-TERM INVESTMENTS		$7,492,205	$7,492,205	40.7%	$—

TOTAL INVESTMENTS - 101.6% (Cost - $18,728,224)			$18,707,681
PUT OPTIONS WRITTEN - (0.6)% (Premiums received - $125,495)			(118,996)
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%			(177,802)
NET ASSETS - 100.0%			$18,410,883

See accompanying notes to financial statements.

ALIGN ALTERNATIVE ACCESS FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2026

				Notional
	Contracts (e)	Expiration Date	Exercise Price	Amount	Fair Value
PUT OPTIONS WRITTEN - (0.6)%
EQUITY OPTIONS WRITTEN - (0.4)%
Invesco QQQ Trust Series 1	(5)	4/30/2026	$515	$(288,590)	$(1,540)
Invesco QQQ Trust Series 1	(10)	5/15/2026	505	(577,180)	(4,240)
Invesco QQQ Trust Series 1	(39)	5/15/2026	515	(2,251,002)	(19,890)
Invesco QQQ Trust Series 1	(5)	1/15/2027	575	(288,590)	(22,135)
State Street SPDR S&P 500 ETF Trust	(17)	5/15/2026	610	(1,105,578)	(12,869)
State Street SPDR S&P 500 ETF Trust	(4)	9/18/2026	635	(260,136)	(11,400)
VanEck Semiconductor ETF	(17)	5/15/2026	305	(651,780)	(6,392)
TOTAL EQUITY OPTIONS WRITTEN (Premiums received - $84,376)					(78,466)

INDEX OPTIONS WRITTEN - (0.2)%
S&P 500 Index	(1)	4/22/2026	$6,000	$(652,852)	$(2,459)
S&P 500 Index	(1)	4/30/2026	6,040	(652,852)	(4,722)
S&P 500 Index	(2)	4/30/2026	6,050	(1,305,704)	(8,730)
S&P 500 Index	(1)	5/15/2026	6,060	(652,852)	(7,290)
S&P 500 Index	(1)	5/15/2026	6,080	(652,852)	(7,129)
S&P 500 Index	(1)	5/15/2026	6,240	(652,852)	(10,200)
TOTAL INDEX OPTIONS WRITTEN (Premiums received - $41,119)					(40,530)

TOTAL PUT OPTIONS WRITTEN (Premiums received - $125,495)					$(118,996)

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP. - Limited Partnership

(a)	All or a portion of this security is held as collateral for written options.

(b)	Securities restricted to resale and are deemed illiquid.

(c)	Non-income producing security

(d)	Rate disclosed is the seven-day effective yield as of March 31, 2026.

(e)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

ALIGN ALTERNATIVE ACCESS FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2026

ASSETS
Investment securities:
At cost	$18,728,224
At fair value	$18,707,681
Receivable due from Adviser	41,618
Dividend and interest receivable	21,609
Prepaid expenses and other assets	26,318
TOTAL ASSETS	18,797,226

LIABILITIES
Options written, at fair value (Premiums received - $125,495)	118,996
Distributions payable	95,782
Due to broker	51,700
Legal fees payable	55,000
Trustee fees payable	5,000
Accrued expenses and other liabilities	59,865
TOTAL LIABILITIES	386,343

NET ASSETS	$18,410,883

NET ASSETS CONSIST OF:
Paid in capital	$18,352,135
Accumulated earnings	58,748
NET ASSETS	$18,410,883

NET ASSET VALUE PER SHARE
Class I:
Net Assets	$18,410,883
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	1,815,463
Net asset value (Net Assets ÷ Shares Outstanding) offering and redemption price per share	$10.14

See accompanying notes to financial statements.

ALIGN ALTERNATIVE ACCESS FUND
STATEMENT OF OPERATIONS
For the Period Ended March 31, 2026 (a)

INVESTMENT INCOME
Dividends	$210,463
Interest income	129,062
TOTAL INVESTMENT INCOME	339,525

EXPENSES
Management fees	46,704
Legal fees	55,000
Transfer agent fees	79,645
Administrative services fees	78,824
Audit fees	45,500
Accounting services fees	43,275
Trustees fees and expenses	31,621
Compliance officer fees	26,991
Printing and postage expenses	26,578
Interest expense	14,714
Custodian fees	11,650
Registration fees	2,132
Other expenses	5,991
TOTAL EXPENSES	468,625

Less: Fees waived/expenses reimbursed by the adviser	(365,174)

NET EXPENSES	103,451

NET INVESTMENT INCOME	236,074

NET REALIZED AND UNREALIZED GAIN ON OPERATIONS
Net realized gain from:
Investments	660
Distributions of realized gains from underlying investment companies	31,866
Options Purchased	4,396
Options Written	98,013
134,935
Net change in unrealized appreciation (depreciation) on:
Investments	(20,543)
Options Written	6,499
(14,044)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS PURCHASED AND OPTIONS WRITTEN	120,891

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$356,965

(a)	Fund commenced operations on June 2, 2025

See accompanying notes to financial statements.

ALIGN ALTERNATIVE ACCESS FUND
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
March 31, 2026 (a)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$236,074
Net realized gain from investments, options purchased and options written	134,935
Net change in unrealized depreciation on investments and options written	(14,044)
Net increase in net assets resulting from operations	356,965

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class I	(298,217)
Total distributions to shareholders	(298,217)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	18,150,000
Reinvestment of distributions:
Class I	202,435
Redemption of shares
Class I	(300)
Net increase in net assets resulting from shares of beneficial interest	18,352,135

NET INCREASE IN NET ASSETS	18,410,883

NET ASSETS
Beginning of Period	—
End of Period	$18,410,883

SHARE ACTIVITY
Class I:
Shares Sold	1,795,450
Shares Reinvested	20,043
Shares Redeemed	(30)
Net increase in shares outstanding	1,815,463

(a)	Fund commenced operations on June 2, 2025

See accompanying notes to financial statements.

ALIGN ALTERNATIVE ACCESS FUND
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

For the Period Ended
Class I	March 31, 2026 (1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.21
Net realized and unrealized gain on investments	0.14
Total from investment operations	0.35
Less distributions from:
Net investment income	(0.17)
Net realized gains	(0.04)
Total distributions	(0.21)
Net asset value, end of period	$10.14
Total return (3)(4)	3.52%
Net assets, at end of period (000s)	$18,411
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6,7,9)	5.02%
Ratio of net expenses to average net assets (5,7,9)	1.11%
Ratio of net investment income to average net assets (5,8,9)	2.53%
Portfolio Turnover Rate (4)	2%

(1)	Class I commenced operations June 2, 2025.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Includes interest expense. Excluding interest expense the following ratios would have been.

Ratio of gross expenses to average net assets (5,6,7)	4.86%
Ratio of net expenses to average net assets (5,7)	0.95%
Ratio of net investment income to average net assets (5,8)	2.69%

See accompanying notes to financial statements.

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

1.	ORGANIZATION

Align Alternative Access Fund (the “Fund”) was organized as a Delaware statutory trust on May 24, 2024, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of Class I shares of beneficial interest and operates as a tender offer fund. The investment objective of the Fund is to provide investors access and tactical exposure to diversified alternative strategies (“Alternatives”), including but not limited to, private credit, private real estate, private equity (including infrastructure), and options strategies. Sovereign Financial Group, Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Fund commenced operations on June 2, 2025. As of March 31, 2026, only Class I Shares are available for purchase. The Fund intends to also offer Class A shares. Exemptive relief has been obtained from the Securities and Exchange Commission for the Fund to offer multiple share classes. Please refer to the Fund’s prospectus for additional information.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (“ASC 946”) including Accounting Standards Update 2013-08.

The President of the Fund acts as the Fund’s chief operating decision maker (“CODM”). The Fund has a single operating segment, as the CODM monitors the operating results of the Fund as a whole and its long-term strategic asset allocation is determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio manager. The financial information in the form of portfolio composition, total returns, expense ratios and changes in net assets which are used by the CODM to assess the segment’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-ended investment companies are valued at net asset value as reported by such investment companies that follow ASC 946.

Private investment companies in which the Fund invests its assets (“Private Investment Funds”) and, together with mutual funds (including money market funds), business development companies, closed-end funds, exchange-traded funds (“ETFs”), and other registered investment companies, (“Portfolio Funds”) are generally valued based on the latest NAV reported by such Private Investment Fund’s investment manager (the “Private Fund Manager”). New purchases of Private Investment Funds may be valued at acquisition cost initially until a NAV is provided by the Private Fund Manager. If the NAV of an investment in a Portfolio Fund is not available at the time the Fund is calculating its NAV, the Valuation Committee will consider any cash flows since the reference date of the last NAV reported by the Private Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Private Fund Manager.

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026, for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Exchange-Traded Funds	$1,438,354	$—	$—	$—	$1,438,354
Private Investment Funds	—	—	—	9,777,122	9,777,122
Short Term Investment	7,492,205	—	—	—	7,492,205
Total Investments:	$8,930,559	$—	$—	$9,777,122	$18,707,681
Liabilities
Put Options Written	$118,996	$—	$—	$—	$118,996
Total Options Written:	$118,996	$—	$—	$—	$118,996

*	Refer to the Portfolio of Investments for industry classification.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of a Private Investment Fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Private Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. The Fund is permitted to invest in Private Investment Funds that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Adjustments to the NAV provided by the Adviser would be considered if: the practical expedient NAV was not as of the Fund’s measurement date; it was probable that the alternative investment would be sold at a value materially

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

different than the reported expedient NAV; or it was determined by the Fund’s valuation procedures that the Private Investment Fund’s reported value does not represent fair value.

The following is the fair value measurement of investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

		Unfunded	Redemption
Portfolio Fund	Fair Value	Commitments	Frequency	Notice Period
Apollo Aligned Alternatives, L.P Class I	$584,470	$—	Quarterly	90 Days
Apollo Asset Backed Credit Co. Class I	99,537	—	Quarterly	90 Days
Ares Strategic Income Fund Class I	322,083	—	Quarterly	90 Days
Blackstone Private Credit Fund Class I	317,151	—	Quarterly	90 Days
Blackstone Real Estate Income Trust, Inc. Class I	227,284	—	Quarterly	90 Days
Blue Owl Credit Income Corp. Class I	318,127	—	Quarterly	90 Days
Carlyle AlpInvest Private Markets Fund Class I	1,021,502	—	Quarterly	90 Days
Golub Capital Private Credit Fund Class I	316,245	—	Quarterly	90 Days
Hamilton Lane Private Infrastructure Fund Class Y	1,116,671	—	Quarterly	90 Days
Hines Global Income Trust Class I	220,224	—	Monthly	30 Days
HPS Corporate Lending Fund Class I	324,373	—	Quarterly	90 Days
John Hancock Marathon Asset-Based Lending Fund Clas	161,519	—	Quarterly	90 Days
KKR FS Income Trust Class I	98,551	—	Quarterly	90 Days
Monroe Capital Income Plus Class I	767,812	—	Quarterly	90 Days
Partners Group Private Equity (Master Fund), LLC Class I	784,585	—	Quarterly	90 Days
Stepstone Infrastructure Fund Class I	3,096,988	—	Quarterly	90 Days
	$9,777,122	$—

As of March 31, 2026, there are no restrictions, lockups, gates or limitations currently imposed.

Unfunded Commitments – As of March 31, 2026, the Fund had no unfunded commitments. The Fund’s commitment strategy aims to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Investors, amounts available through borrowing, and any distributions made to Investors.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Investment Funds are recorded either as dividend income, realized gains or return of capital based on how the income for such distributions were derived as characterized by management of the Investment Funds. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – The Fund will ordinarily declare and pay distributions from its net investment income, if any, on a quarterly basis. The Fund intends to declare capital gains distributions (both short-term and long-term), if any, after the end of each fiscal year, and no later than December 31 of each year. All or a portion of a distribution may consist of a return of capital.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken for the tax year ended September 30, 2025, and expected to be taken for the

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

tax year ended September 30, 2026. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options - The Fund may also deploy up to 30% of its assets in option strategies by selling options on a portfolio of underlying equity securities, such as stocks or ETFs, regardless of the income producing qualities of such securities or whether they offer exposure to Alternatives. In any event, the securities on which the Fund may sell options shall be highly liquid with an active options market. The most common components of the Fund’s option strategy may include selling covered calls and short puts.

Covered Calls. Covered Calls involve holding a long position in a security and selling call options on that security with the goal of generating income from the premiums collected from selling such call options. To the extent the price of the security remains below the strike price of the call option, the holder of the security retains both the security and the premiums from the call option.

Short Puts. This strategy involves selling put options on securities that the Fund does not own. If the stock price falls below the strike price, the investor may be required to buy the stock at that price, which could be beneficial if the stock is undervalued. The investor collects the premium upfront, providing income, and can acquire the security at a discount.

Other variations may include, but not be limited to, iron condors, which involve selling both a put and a call spread to benefit.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Sovereign Financial Group, Inc. (the “Adviser”) serves as the Fund’s investment adviser. Pursuant to a Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) calculated at an annual rate of 0.50% of the Fund’s average monthly net assets. The Management Fee will be payable monthly in arrears. For the period ended March 31, 2026, the Fund incurred $46,704 in management fees.

The Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 1, 2027, to waive its management fees and to pay or absorb the ordinary operating expenses (including organizational and offering costs) of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; (v) extraordinary expenses including but not limited to litigation costs; and (vi) any distribution or shareholder servicing fees), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 0.95% per annum of the Fund’s average monthly net assets. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board, upon written notice to the Adviser.

Any waiver and reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived or made any payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the expense limitation in place at the time of waiver and reimbursement

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

or the current expense limitation. Any recoupments would be limited to either (1) the expense cap in effect at the time of the waiver, or (2) the expense cap in effect at the time of recapture, whichever is less. Pursuant to the Expense Limitation Agreement, during the period ended March 31, 2026, the Adviser waived its entire Management Fee of $46,704 and reimbursed other operating expenses of $318,470. As of March 31, 2026 the total amount of fees waived or reimbursed were $365,174, which are subject to recapture by March 31, 2029.

The Board of Trustees (the “Board”) provides supervision of the affairs of the Fund. The Trustees of the Fund who are not affiliated with the Adviser receive an annual fee and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the period ended March 31, 2026, are included in the Statement of Operations.

Distributor – Foreside Financial Services, LLC (“Foreside”) – Foreside serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the Distributor of the Fund’s shares on a commercially reasonable efforts basis, subject to various conditions. The Fund is not subject to a distribution fee. Prior to January 28, 2026, Vigilant Distributors, LLC (“Vigilant”) – Vigilant served as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acted as the Distributor of the Fund’s shares.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. Administration, fund accounting and transfer agent expenses incurred for the period ended March 31, 2026, are included in the Statement of Operations.

4.	INVESTMENT TRANSACTIONS

For the period ended March 31, 2026, cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments) amounted to $11,344,790 and $108,891, respectively.

5.	RISK FACTORS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Investment Risk. An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his, her or its investment objectives and personal situation and (ii) consider factors such as his, her or its personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares represents an indirect investment in the portfolio of private funds, public funds, and fixed-income instruments, short positions and other securities owned by the Fund, and the value of these securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Limitations on Transfer; Shares Not Listed; No Market for Fund Shares. The transferability of Shares is subject to certain restrictions, including restrictions imposed under applicable securities laws. The Shares are not traded on any securities exchange or other market. No market currently exists for Shares and none is expected to develop.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund may offer to repurchase Shares from time to time, an Investor may not be able to redeem its Shares for a substantial period of time.

Illiquidity of Private Investment Funds. There is no regular market for interests in Private Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Private Investment Fund and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interests in a Private Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Substantial Fees and Expenses. By investing in Underlying Funds (including Investment Funds) through the Fund, an investor bears a portion of the Management Fee and other expenses of the Fund. An investor also indirectly bears a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Underlying Funds.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund does not intend to invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund.

Private Credit Fund Risks. The Fund is subject to all risks associated with the private credit funds in which it may invest. Prepayment risk is associated with debt investment strategies, including investments in mortgages or mortgage-related securities, consumer credit or corporate credit. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. Also, the Underlying Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks.

Valuation of the Fund’s Interests in Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds on a daily, monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest do not have a readily ascertainable market price and are valued by the Underlying Fund. The Adviser oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Board. The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation. Moreover, the Adviser generally does not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund provides valuations on a monthly basis.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, climate-change and climate-related events, the spread of infectious illness or other public health issue, recessions and depressions, tariffs and trade wars or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

International conflicts in Eastern Europe and the Middle East have led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.

6.	REPURCHASE OF SHARES

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally there will be offers to repurchase an aggregate specified dollar amount of outstanding Class I Shares or a specific number of Class I Shares. Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Class I Shares acquired from shareholders. When the Board determines that the Fund will repurchase shares or portions thereof, notice will be provided to each shareholder describing the terms thereof and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The Board convenes quarterly to consider whether or not to authorize a tender offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a business day, on the last business day of such calendar quarter).

During the period ended March 31, 2026, the Fund had repurchase offers as follows:

			Net Asset		Percentage of
			Value as of		Outstanding
Commencement	Repurchase Request	Repurchase Pricing	Repurchase	Amount	Shares
Date	Deadline	Date	Offer Date	Repurchased	Repurchased
February 17, 2026	March 17, 2026	March 31, 2026	$10.14	$—	0%

7.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative transactions on the Fund’s Statement of Assets and Liabilities as of March 31, 2026.

Contract Type/Primary Risk Exposure	Statement of Assets and Liabilities	Fair Value
Equity Contract/Equity Price Risk	Options Written at fair value	$(78,466)
Index Contract/Equity Price Risk	Options Written at fair value	(40,530)
		$(118,996)

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the period ended March 31, 2026.

		Net Change in Unrealized
	Realized Gain	Appreciation
Contract Type/Primary Risk Exposure	on Purchased Options	on Purchased Options
Equity Contracts/Equity Price Risk	$1,569	$—
Index Contracts/Equity Price Risk	2,827	—
	$4,396	$—

		Net Change in Unrealized
	Realized Gain	Appreciation
Contract Type/Primary Risk Exposure	on Options Written	on Options Written
Equity Contracts/Equity Price Risk	$97,465	$5,910
Index Contracts/Equity Price Risk	548	589
	$98,013	$6,499

The average notional value of derivative instruments outstanding during the period ended March 31, 2026, was $3,808,616.

ALIGN ALTERNATIVE ACCESS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

8.	TAX BASIS INFORMATION

The Fund has selected a tax year end of September 30. The Fund has elected to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

To avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund had no distributions for the period through tax year end September 30, 2025.

The following information is computed on a tax basis for each item as of September 30, 2025.

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation	(Accumulated Deficit)
$47,978	$6,043	$—	$—	$—	$94,102	$148,123

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax adjustments for partnerships.

The following information is computed on a tax basis for each item as of March 31, 2026:

The tax cost and unrealized appreciation (depreciation) for the tax period-ended September 30, 2025, adjusted for March 31, 2026 activity, were as follows:

Cost for Federal Tax Purposes	$18,727,707
Gross Unrealized Appreciation	$207,657
Gross Unrealized Depreciation	(227,683)
Net Unrealized Depreciation	$(20,026)
Unrealized Appreciation on Options	6,499
Total Tax Net Unrealized Depreciation	$(13,527)

9.	INVESTMENTS IN UNDERLYING INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Federated Government Obligations Fund Institutional Class (the “Federated Fund”). The Fund may redeem its investments in the Federated Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the Federated Fund. The financial statements of the Federated Fund, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s annual report. As of March 31, 2026, the percentage of the Fund’s net assets invested in the Federated Fund was 40.7%.

10.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. At a meeting of the Board of Trustees of Align Alternative Access Fund held on May 15, 2026, the Board approved an amendment to the Fund’s distribution policy to provide that distributions shall be made at least annually, rather than quarterly. Management has concluded there are no other subsequent events that would have an impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Align Alternative Access Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Align Alternative Access Fund (the “Fund”) as of March 31, 2026, the related statements of operations, changes in net assets, and the financial highlights for the period from June 2, 2025 (commencement of operations) through March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, the changes in net assets, and the financial highlights for period from June 2, 2025 (commencement of operations) through March 31, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers, and underlying fund administrators or managers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

June 1, 2026

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

ALIGN ALTERNATIVE ACCESS FUND
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2026

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Align Alternative Access Fund c/o Ultimus Fund Solutions PO Box 46707 Cincinnati, OH 45246 or for overnight deliveries c/o Ultimus Fund Solutions 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution, or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Transfer Agent at Align Alternative Access Fund c/o Ultimus Fund Solutions, LLC, PO Box 46707 Cincinnati, OH 45246. Certain transactions can be performed by calling the toll-free number 833-498-2238.

ALIGN ALTERNATIVE ACCESS FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2026

The following is a list of the Trustees and executive officers of the Fund and their principal occupations over the previous five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Align Alternative Access Fund, 35 West Broad Street, Suite 100, Stamford, CT 06902.

Independent Trustees

Name, Address* and Year of Birth	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Peter Keaveney Born 1963	Trustee (since December 2024)	Mr. Keaveney is Partner and Head of North American Asset and Wealth Management Practice for Davies Group (April 2024 to present). He previously served as Managing Director and Head of Institutional Investment Operation Services for BNY Asset Servicing (1994 to 2022).	1	None
Jeffrey Leinan Born 1965	Trustee (since December 2024)	Mr. Leinan is Co-President at Plaza Home Mortgage, Inc (2019 to present). He has been employed at Plaza Home Mortgage Inc., since 2008.	1	JCT Holding
Julia Portale Born 1961	Trustee (since December 2024)	Ms. Portale is Executive Director at Fairfield County House (June 2020 to present). She previously served as Consulting Director at Qualidigm (September 2016 – October 2019).	1	None

Interested Trustees and Officers

Name, Address* and Year of Birth	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Charles Failla (1968)	Trustee (since May 2024), Chairman of the Board, President, CEO, Secretary (since December 2024).	Managing Member of Sovereign Financial Group, Inc.	1	None

ALIGN ALTERNATIVE ACCESS FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2026

Interested Trustees and Officers (continued)

Name, Address* and Year of Birth	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Carmen Failla (1970)	Vice President and Derivatives Risk Manager (since April 2025).	Fixed Income Specialist, Sovereign Financial Group, Inc.	N/A	N/A
Andrew Jones (1994)	Chief Compliance Officer/AMLCO (since December 4, 2025)	Senior Principal Consultant and Fund Chief Compliance Officer, ACA Group, since August 2022; Due Diligence Manager, Foreside Financial Group (2020 – August 2022).	N/A	N/A
Thomas Perugini (1969)	Principal Financial Officer (since December 4, 2025)	Fund Principal Financial Officer, ACA Group (May 2023 - Present); Product Vice President, State Street Bank & Trust Company (January 2019 – May 2023).	N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Align Alternative Access Fund, 35 West Broad Street, Suite 100, Stamford, CT 06902.

**	The term of office for each Trustee and officer listed above will continue indefinitely unless otherwise noted.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-765-8180.

PRIVACY NOTICE

FACTS	WHAT DOES ALIGN ALTERNATIVE ACCESS FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	● Social Security number	● Purchase History

	● Assets	● Account Balances

	● Retirement Assets	● Account Transactions

	● Transaction History	● Wire Transfer Instructions

● Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Align Alternative Access Fund chooses to share; and whether you can limit this sharing.

Does Align
Alternative
	Access Fund	Can you limit
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?	Call (888)-765-8180

WHO WE ARE

Who is providing this notice?	Align Alternative Access Fund

WHAT WE DO

How does Align Alternative Access Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Align Alternative Access Fund collect my personal information?	We collect your personal information, for example, when you
● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tells us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes — information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Align Alternative Access Fund does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Align Alternative Access Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Align Alternative Access Fund doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-765-8180 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be obtained by calling 1-800-SEC-0330.

INTERNET WEBSITE

Align Alternative Access Fund has established an Internet website which highlights its investment philosophy, process and product. The Internet web address is https://alignaltaccess.com/

INVESTMENT ADVISER
Sovereign Financial Group, Inc.
35 West Broad Street Suite 100
Stamford, CT 06902

ADMINISTRATOR, ACCOUNTING AND TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market St., Suite 310
Philadelphia, PA 19103

LEGAL COUNSEL
Squire Patton Boggs (US) LLP
201 E. Fourth St., Suite 1900
Cincinnati, Ohio 45202

CUSTODIAN
Fifth Third Bank, National Association
38 Fountain Square Plaza, MD 1090X9
Cincinnati, OH 45202

INDEPENDENT TRUSTEES
Peter Keaveney
Jeffrey Leinan
Julia Portale Born

PRESIDENT AND INTERESTED TRUSTEE
Charles Failla

VICE PRESIDENT
Carmen Failla

Align-AR26

(b)       Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The registrant’s audit committee financial expert is Mr. Peter Keaveney. Mr. Peter Keaveney is “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2026	$32,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2026	$12,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended March 31, 2026.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended March 31, 2026 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 1 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable – Closed-End Fund

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable – Closed-End Fund

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable – Closed-End Fund

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable – Closed-End Fund

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)       A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The Proxy Voting Policies and Procedures of Sovereign Financial Group, Inc., registrant’s investment adviser to whom proxy voting has been delegated, are included as Appendix A.

APPENDIX A — PROXY VOTING POLICY

Sovereign Financial Group, Inc.
Proxy Voting Policies and Procedures

Purpose

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment.

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients.

Policy

It is the policy of the Firm to vote proxies in the interest of maximizing value for the Firm’s Clients.

Procedures

The Firm assumes voting responsibility for all Client accounts unless explicitly noted otherwise in the Client’s advisory agreement. The Adviser shall vote Client proxies in a way that it believes will cause securities to increase the most, or decline the least, in value in order to maximize shareholder value. Consideration will be given to both the short- and long-term implications of the proposal to be voted on. The Adviser does not use a third party to vote proxies unless specific circumstances warrant its use.

Preparation of the Form N-PX shall be completed and filed with the SEC annually as required. The Form N-PX is required to be completed by investment companies to disclose their procedures for voting proxies and provide details on how the funds proxies were voted.

The Investment Team is responsible for monitoring proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Supervised Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the Firm’s Clients. If at any time a Supervised Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or a particular vote on behalf of any Client, he or she should contact any member of the Investment Team or the Firm’s CCO. If any Supervised Person is pressured or lobbied either from within or outside of the Firm with respect to a particular voting decision, he or she should contact any member of the Investment Team or the Firm’s CCO. The Investment Team will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment Team may cause any of the following actions to be taken in that regard:

If the issue is specifically addressed in these policies and procedures, the Firm will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Firm shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

Responsibility

The Investment Team and the CCO are responsible for the Proxy Policy as well as preparation and filing of the Form N-PX.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing this report Charles Failla (the “Portfolio Manager”) has served as the portfolio manager of the Fund since the commencement of the Fund’s operations. The Portfolio Manager is a Certified Financial Planner and has been in the investment management industry since 1994. His experience includes work as a retail stockbroker, branch manager and he has served as the founder and chief executive officer of the Adviser since 2003. The Portfolio Manager received his undergraduate degree from The University of Connecticut.

(a)(2) Other Accounts Managed by the Portfolio Manager are as follows:

	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	4,057	1,075,164,696	0	N/A

(a)(3) Portfolio Manager Compensation - With respect to the Fund, the Portfolio Manager is compensated with a salary and discretionary bonus paid by the Adviser. The Portfolio Manager is also the Managing Member and sole owner of the Adviser and therefore receives distributions based upon the firm’s success.

(a)(4) As of March 31, 2026, Charles Failla had over $1,000,000 in beneficial ownership of the Fund.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Align Alternative Access Fund

By	/s/ Charles L. Failla
Charles L. Failla
Principal Executive Officer
Date: 6/1/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Failla
Charles L. Failla
Principal Executive Officer
Date: 6/1/2026

By	/s/ Tom Perugini
Tom Perugini
Principal Financial Officer
Date: 6/1/2026